                                                                  EXECUTION COPY
                                                      Proprietary & Confidential


                                     LEASE

                           dated as of June 27, 2001

                                    between

                          WELLS FARGO BANK NORTHWEST,
                             NATIONAL ASSOCIATION,
            not in its individual capacity but solely as Trustee of
                        RAC Distribution Statutory Trust

                                   as Lessor,

                                      and

                             RITE AID REALTY CORP.

                                   as Lessee

THIS LEASE HAS BEEN MANUALLY EXECUTED IN COUNTERPARTS NUMBERED CONSECUTIVELY FROM l TO__. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS LEASE OTHER THAN COUNTERPART NO. 1.

                            This is Counterpart No.
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TABLE OF CONTENTS
(Not a part of the Lease)

                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION ................................. 1

       Section 1.01 Definitions; Rules of Construction........................ 1

ARTICLE II THE PROPERTIES..................................................... 2

       Section 2.01 Lease of the Properties................................... 2
       Section 2.02 Use of Properties......................................... 3
       Section 2.03 Sublease.................................................. 3
       Section 2.04 Quiet Enjoyment........................................... 3
       Section 2.05 Hazardous Materials....................................... 4

ARTICLE III TERM.............................................................. 5

       Section 3.01 Base Term................................................. 5
       Section 3.02 Extended Term............................................. 5
       Section 3.03 Lessee's Options Upon Expiration.......................... 5
       Section 3.04 Property Sold............................................. 6
       Section 3.05 Triple Net Lease; Non-Terminability ...................... 6

ARTICLE IV RENT............................................................... 7

       Section 4.01 Fixed Rent................................................ 7
       Section 4.02 Additional Rent........................................... 8
       Section 4.03 Default Rate.............................................. 8
       Section 4.04 Rent Payments............................................. 8
       Section 4.05 Other Payments............................................ 8

ARTICLE V SALE OF PROPERTIES.................................................. 8

       Section 5.01 Optional Purchase by Lessee of the Properties............. 8
       Section 5.02 Optional Purchase of Unimproved Land ..................... 9
       Section 5.03 Mandatory Purchase by the Lessee of the Properties ....... 9
       Section 5.04 Purchase Procedures....................................... 9
       Section 5.05 Alterations; Removal..................................... 11

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ARTICLE VI CERTAIN COVENANTS OF THE LESSEE................................... 13

       Section 6.01 Taxes and Assessments.................................... 13
       Section 6.02 Compliance with Laws .................................... 14
       Section 6.03 Certain Agreements....................................... 14
       Section 6.04 Liens.................................................... 15
       Section 6.05 Insurance................................................ 16
       Section 6.06 Maintenance and Repair .................................. 18
       Section 6.07 Inspection Rights........................................ 20
       Section 6.08 Assignments, Sublease, Etc .............................. 20
       Section 6.09 Intellectual Property Rights; Applicable Permits ........ 20

ARTICLE VII CONDEMNATION AND CASUALTY........................................ 21

       Section 7.01 Condemnation and Casualty................................ 21
       Section 7.02 Condemnation or Casualty with Termination................ 22
       Section 7.03 Condemnation or Casualty without Termination ............ 22
       Section 7.04 Temporary Condemnation or Lease Termination.............. 24

ARTICLE VIII ENVIRONMENTAL MATTERS .......................................... 24

       Section 8.01 Environmental Event...................................... 24
       Section 8.02 Environmental Trigger Termination........................ 24
       Section 8.03 Environmental Remediation................................ 25
       Section 8.04 Environmental Compliance ................................ 25

ARTICLE IX REMEDIES.......................................................... 26

       Section 9.01 General Remedies......................................... 26
       Section 9.02 Default Remedies......................................... 26
       Section 9.03 Lessee Default Repurchase Option......................... 29
       Section 9.04 Payment on Default....................................... 29
       Section 9.05 Additional Rights........................................ 29

ARTICLE X SURRENDER.......................................................... 30

       Section 10.01 Return of Property...................................... 30
       Section 10.02 Condition; No Liens..................................... 30
       Section 10.03 Environmental Compliance ............................... 30
       Section 10.04 Removal of Othe r Property.............................. 31
       Section 10.05 Return Conditions....................................... 31
       Section 10.06 Survival................................................ 34

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ARTICLE XI SECURITY; LESSOR WAIVERS ......................................... 34

       Section 11.01 Characterization........................................ 34
       Section 11.02 Security Agreement...................................... 35
       Section 11.03 Lessor Waivers.......................................... 35

ARTICLE XII MISCELLANEOUS.................................................... 35

       Section 12.01 Notices, Demands and Other Instruments.................. 35
       Section 12.02 No Default Certificate.................................. 36
       Section 12.03 Severability............................................ 36
       Section 12.04 Binding Effect; Amendments ............................. 36
       Section 12.05 Governing Law........................................... 36
       Section 12.06 Counterparts............................................ 37
       Section 12.07 No Recourse............................................. 37
       Section 12.08 Lessor's Right to Cure Lessee's Default ................ 37
       Section 12.09 Lessee's Right to Contest Real Property Taxes .......... 38
       Section 12.10 Limitations on Amounts Payable ......................... 38
       Section 12.11 Payments to the Agent................................... 38
       Section 12.12 Remaining Moneys........................................ 38
       Section 12.13 Waiver of Trial by Jury................................. 38
       Section 12.14 Exculpation of the Lessor............................... 39
       Section 12.15 No Merger of Title...................................... 39
       Section 12.16 Registered Instrument................................... 39

Exhibit A - Form of Lease Supplement

                                      iii
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                                                                           LEASE
                                                      Proprietary & Confidential


         LEASE dated as of June __, 20001 (this "Lease") between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Distribution Statutory Trust, a Connecticut statutory trust, having an address c/o Wells Fargo Bank Northwest, National Association, 213 Court Street, Suite 902, Middletown, Connecticut 06547, Attention: Corporate Trust Services (the "Lessor"), and RITE AID REALTY CORP., a Delaware corporation having an address at c/o Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011-2404 (the "Lessee"). The schedules and exhibits referred to in this Lease are hereby incorporated by reference herein.

                             Preliminary Statement

         The Lessor has acquired interests (fee or leasehold, as applicable) in the Properties (including the Improvements) as more particularly described in the Lease Supplements. The Lessor wishes to lease or sublease, as the case may be, to the Lessee the Properties (including Improvements) it has acquired by fee or leasehold (for convenience of reference, such lease or sublease of the Properties being collectively referred to as the lease of the Properties) and the Lessee wishes to lease the same from the Lessor.

            NOW, THEREFORE, the parties do hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.01 Definitions; Rules of Construction. As used in this Lease, terms defined in the preceding paragraphs or in other sections of this Lease have the meanings specified therein, and capitalized terms used herein and in the schedules and Exhibits hereto and not otherwise defined herein or therein shall have the meanings set forth in Appendix A to the Participation Agreement dated as of the date hereof, by and among the Lessee, Rite Aid Corporation, the Lessor, the Trustee, the Persons named therein as Note Holders and Certificate Holders, and Citicorp USA, Inc., as Agent (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"). In addition, the rules of construction set forth in Part I of Appendix A to the Participation Agreement shall apply to this Lease. All references herein to "Property" or "Properties" means the Property or Properties then subject to the terms of this Lease.
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                                   ARTICLE II

                                 THE PROPERTIES

         Section 2.01 Lease of the Properties. (a) Subject to the terms and conditions contained in this Lease, the Lessor hereby agrees to lease to the Lessee and the Lessee hereby agrees to lease from the Lessor each Property listed in each Lease Supplement, effective on and as of the date hereof. The execution of a Lease Supplement by the Lessor and the Lessee will evidence that the Lessee has unconditionally accepted the Property described therein to be included under this Lease upon and subject to the terms, conditions and provisions hereof and in the other Operative Document.

         (b) Each Property is leased to the Lessee subject to:

         (i) all applicable Legal Requirements;

         (ii) all applicable Insurance Requirements;

         (iii) with respect to the California Property, all terms, covenants and provisions in the Ground Lease;

         (iv) all Permitted Encumbrances; and

         (v) the terms, covenants and provisions of this Lease and the other Operative Documents.

         (c) The Lessee has examined each Property subject to this Lease and title thereto and has found the same satisfactory for all purposes of this Lease and accepts the same AS IS, WHERE IS, WITH ALL FAULTS. The Lessee hereby assumes for the Term of this Lease all of the obligations of the Lessor under the Ground Lease.

         (d) THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, SUITABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR AS TO THE COMPLIANCE THEREOF WITH APPLICABLE LEGAL REQUIREMENTS, OR AS TO THE LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT, SUBJECT TO THE PROVISIONS OF SECTION 9.14(b) OF THE PARTICIPATION AGREEMENT, ALL RISKS INCIDENT


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                                                      Proprietary & Confidential

THERETO ARE TO BE BORNE BY THE LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN ANY PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, OR THE LESSOR'S TITLE TO ANY OF THE SAME, THE LESSOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION 2.01(d) HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, BY THE LESSOR WITH RESPECT TO EACH PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UCC OR ANY OTHER LAW, NOW OR HEREAFTER IN EFFECT.

         Section 2.02 Use of Properties. The Lessee shall use each Property for its Intended Use and, with respect to the California Property, in compliance with the terms of the Ground Lease. The Lessee covena nts that, with respect to each Property, it will cause the related Improvements and any Alterations (as long as title to such Alterations belongs to the Lessor pursuant to the terms hereof) at all times to be located on the related Land.

         Section 2.03 Sublease. The Lessee may, without the consent of the Lessor, but with prior written notice to the Lessor, sublease any Property or any portion thereof to any Subsidiary of the Guarantor or to the Guarantor so long as no Event of Default or Non-Performance Event shall have occurred and be continuing. No sublease or other relinquishment of possession of such Property, or any portion thereof, shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Lease as to such Property, or portion thereof, so sublet. Any sublease of any Property, or any portion thereof, shall expressly be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder. No such sublease may provide for use of such Property by the sublessee in a manner different than that of the Lessee prior to the sublease.

         Section 2.04 Quiet Enjoyment.

         (a) During the Term, the Lessor covenants that, unless a Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred and is continuing, it will not, and will not permit any Person (other than the Lessee) claiming by or under the Lessor (subject to the terms, covenants and provisions of the Ground Lease with respect to the California Property) to interfere with the peaceful and quiet possession and enjoyment of such Property by the Lessee, subject to Section 6.07 and, with respect to the California Property, the terms, covenants and provisions of the Ground Lease.

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         (b) The Lessor will not, and will not permit any party claiming by, through or under the Lessor (subject, with respect to the California Property, to the terms, covenants and provisions of the Ground Lease) to assign, transfer, lease or convey any Property or this Lease, or any part thereof or interest therein. The foregoing restriction will not apply to (i) removal of the Alterations by the Lessee to the extent permitted under this Lease, or (ii) any assignment, transfer or conveyance of any Property or this Lease permitted under the Operative Documents. In addition, the Lessor will not create or suffer to exist any Lessor Liens on or against any Property or any part thereof.

         (c) The Lessor, at the Lessee's sole cost and expense, shall cooperate or assist with Lessee's efforts to obtain all services, Permits and contracts necessary and useful for the acquisition, operation and maintenance of each Property for its Intended Use, and the Lessor shall execute such documents or papers as may be reasonably necessary for such purposes. The Lessee further covenants that it will at its own cost and expense on behalf of and in the name of the Lessor, apply for, obtain and maintain all Permits required in order to permit the lawful ownership of each Property by the Lessor during the Term.

         (d) Any failure by the Lessor or any other Person claiming by, through or under the Lessor, to comply with the foregoing provisions of this Section
2.04 or any other provisions of this Lease will not give the Lessee any right to cancel or terminate this Lease, or to abate, reduce or make deduction from or offset against any Fixed Rent, Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder.

         Section 2.05 Hazardous Materials. The Lessee shall, and it shall require and ensure that any and all sublessees, employees, contractors, subcontractors, agents, representatives, affiliates, consultants, occupants and any and all other Persons under the control of or representing Lessee, (i) comply in all material respects with all applicable Environmental Laws in connection with the occupancy, use and operation of the Properties, and (ii) use, employ, process, emit, generate, store, handle, transport, dispose of and/or arrange for the disposal of any and all Hazardous Materials in, on or, directly or indirectly, related to or in connection with the Properties or any part thereof in a manner consistent with prudent industry practice and in compliance with all applicable Environmental Laws. The Lessor and the Lessee hereby acknowledge and agree that Lessee's obligations hereunder with respect to Hazardous Materials and Environmental Laws are intended to bind the Lessee with respect to matters and conditions on, in, under, beneath, from, with respect to, affecting, related to, in connection with, or involving any Property or any part thereof.


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                                  ARTICLE III

                                      TERM

         Section 3.01 Base Term. Each Property is leased for a base term (the "Base Term") which will commence on the Funding Date and will terminate on the Base Term Expiration Date or such earlier date as this Lease shall be terminated pursuant to the provisions hereof, including by the sale of the Lessor's interest in the Properties in accordance with Section 5.04, provided that this Lease may be extended for an Extension Term pursuant to Section 3.02. The Base Term and the Extension Term, if any, are hereinafter referred to as the "Term".

         Section 3.02 Extended Term. So long as no Default, Event of Default, Non-Performance Event or Environmental Trigger exists, the Lessee may request, by written no tice given to the Agent at least twelve (12) months prior to the Base Term Expiration Date, an extension of this Lease with respect to all Properties for one additional period for a term to be agreed upon, but in any event not to exceed seven (7) years (the "Extension Term"). If the Holders agree to such Extension Term (in accordance with the procedures set forth in Section
5.09 of the Participation Agreement), the Lessor and the Lessee will determine the Applicable Rate for the Extension Term, consistent with the terms outlined below in this Section 3.02, and the appropriate parties will undertake to enter into amendments and supplements to the Operative Documents and such other agreements as the parties determine to be necessary and appropriate in connection therewith, including delivery to the Agent of an Appraisal of the Properties (satisfactory in form and substance to the Agent in its sole discretion). Fixed Rent during the Extension Term will be paid monthly in arrears, and include an annual amount (payable annually in arrears) to be applied in a manner acceptable to (i) each Note Holder, to the outstanding principal amount of the Notes, and (ii) each Certificate Holder, to the outstanding Certificate Amount of the Certificates, such annual amount to be based on an amortization schedule determined by reference to the Appraisal described above and acceptable to the Note Holders and the Certificate Holders in their sole discretion. If the Lessee or the Lessor does not accept the terms of any such Extens ion Term (including any proposed changes to the Operative Documents), the Lessee or the Lessor may reject the Extension Term and the Lessee shall then elect either option provided in Section 3.03.

         Section 3.03 Lessee's Options Upon Expiration. (a) If this Lease has not been extended as set forth in Section 3.02, at least twelve (12) months prior to the Expiration Date the Lessee shall elect by written notice given to the Lessor and the Agent to either:

                  (i) deliver an Offer to Purchase the Properties and purchase the Properties on the Expiration Date upon payment of an amount equal to the


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Termination Value for the Properties, in which case the provisions of Section
5.04 shall apply; or

                  (ii) so long as no Default, Event of Default, Non-Performance Event or Environmental Trigger has occurred and is continuing, and subject to the satisfaction of the conditions set forth in Section 3.03(b) and Article X, terminate this Lease, abandon the Properties and release all of its interest in the Properties as of the Expiration Date and pay to the Agent, on behalf of the Lessor, on the Expiration Date, in addition to any Fixed Rent, Additional Rent and any other amounts then due and payable to the Lessor hereunder, an amount equal to the Residual Value Amount for the Properties.

If the Lessee is unable to satisfy one or more of the conditions set forth above, or fails to timely make an election as provided above, the Lessee shall be deemed to have elected to proceed under Section 3.03(a)(i).

         (b) Upon the Lessee's election to terminate this Lease pursuant to and in compliance with Section 3.03(a)(ii), the Lessee shall use reasonable efforts during the twelve-month period prior to the Expiration Date ("Remarketing Period") to obtain bids from unrelated third parties for the Properties. All bids received by the Lessee will immediately be copied to the Lessor and the Agent in writing, setting forth the amount of such bid and the name and address of the Person submitting such bid. The Lessor, the Agent, the Certificate Holders and the B-Note Holders will have the right, but not the obligation, to seek bids for the Properties during the Remarketing Period or at any time thereafter. On the Expiration Date or at any time thereafter, the Properties will be sold pursuant to the provisions of the Participation Agreement (any such sale, a "Qualified Sale"). The Sales Proceeds from a Qualified Sale, if any, will be distributed in accordance with Article VII of the Participation Agreement.

         Section 3.04 Property Sold. The term of the Lease (and the Lessee's obligation to pay Rent) for the Properties will end on the date the Properties are sold or otherwise disposed of pursuant to Section 5.04 and the Termination Value shall have been paid with respect to the Properties in accordance with Sections 5.01 and 5.03, as applicable.

         Section 3.05 Triple Net Lease; Non-Terminability. (a) This Lease is a triple net lease and, except as otherwise expressly provided in this Lease, any present or future Law to the contrary notwithstanding, will not terminate, nor will the Lessee be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Fixed Rent, Additional Rent or other sum payable hereunder. Except as otherwise expressly provided in this Lease, the obligations of the Lessee will not be affected by reason of: (i) any damage to or destruction of any Property or any part


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                                                      Proprietary & Confidential

thereof by any cause whatsoever (including by Casualty or any Force Majeure event); (ii) any Condemnation, including a temporary Condemnation of any Property or any part thereof; (iii) any prohibition, limitation, restriction or prevention of the Lessee's use, occupancy or enjoyment of any Property or any part thereof by any Person; (iv) any matter affecting title to any Property or any part thereof; (v) any eviction of the Lessee from, or loss of possession by the Lessee of, any Property or any part thereof, by reason of title paramount or otherwise; (vi) any default by the Lessor hereunder or under any other Operative Document; (vii) the invalidity or unenforceability of any provision hereof or under any other Operative Document or the impossibility or illegality of performance by the Lessor or the Lessee or both; (viii) any action of any Governmental Authority; or (ix) any other cause or occurrence whatsoever, whether similar or dissimilar to the foregoing. The parties intend that the obligations of the Lessee hereunder will continue unaffected unless such obligations will have been modified or terminated pursuant to an express provision of this Lease.

         (b) The Lessee will remain obligated under this Lease in accordance with its terms and will not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting the Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Except as expressly permitted in this Lease, the Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Fixed Rent, Additional Rent or other sums payable hereunder or under the other Operative Documents. The Lessee will remain obligated under this Lease in accordance with its terms, and the Lessee hereby waives any and all rights now or hereafter conferred by Law or otherwise to modify or to avoid strict compliance with its obligations under this Lease. All payments made to or for the benefit of the Lessor hereunder as required hereby will be final, and the Lessee will not seek to recover any such payme nt or any part thereof for any reason whatsoever, absent manifest error.

                                   ARTICLE IV

                                      RENT

         Section 4.01 Fixed Rent. The Lessee shall pay to the Agent (on behalf of the Lessor or its registered assigns), fixed rent ("Fixed Rent") for the Properties commencing on the Funding Date and on each Payment Date thereafter and ending on the last day of the Term in an amount equal to the sum of (i) the aggregate amount of interest payable on such Payment Date on the Notes, plus
(ii) the aggregate amount of the Distributions payable on such Payment Date on the Certificates, plus (iii) during any Extension Term, any other amounts to be paid on any Payment Date in accordance with Section 3.02.


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         Section 4.02 Additional Rent. During the Term, the Lessee shall pay to the Agent (on behalf of the Lessor or its registered assigns) Additional Rent in the amounts determined in accordance with (and at the times required under) the Operative Documents. The Lessor shall give the Lessee notice of any Additional Rent due hereunder promptly after it has knowledge of such Additional Rent, and will use reasonable efforts to notify the Lessee in advance of the due date and amount of such Additional Rent; provided that failure to give such prompt notice will not relieve the Lessee of its obligation to pay such Additional Rent, subject to, as applicable, the Lessee's rights, if any, under Section 6.01. Additional Rent will be due and payable within ten (10) days after demand therefor (unless a shorter or longer period of time is required by the Participation Agreement or the other Operative Documents).

         Section 4.03 Default Rate. The Lessee shall pay to the Lessor, on demand, interest at the Default Rate on all amounts payable by it to the Lessor hereunder from the due date thereof until paid in full.

         Section 4.04 Rent Payments. All amounts payable by the Lessee hereunder will be paid in Dollars and in immediately available funds by 12:00 Noon (New York City time) on the applicable Payment Date or on the date when due, unless any such due date is not a Business Day, in which case payment will be due and payable on the next succeeding Business Day, at the Lessor's account as set forth in Schedule I to the Participation Agreement, or at such other account or to such other Person in the United States of America or in such other manner as the Lessor from time to time may designate to the Lessee by written instructions.

         Section 4.05 Other Payments. The Lessee shall perform all of its obligations under this Lease at its sole cost and expense and shall pay, or cause to be paid, when due and without notice or demand all amounts due hereunder or under the other Operative Documents (including Section 9.13 of the Participation Agreement) in respect of Additional Rent.

                                   ARTICLE V

                               SALE OF PROPERTIES

         Section 5.01 Optional Purchase by Lessee of the Properties. (a) At any time during the Term, subject to paragraph (b) below, the Lessee may deliver to the Lessor and the Agent an Offer to Purchase the Lessor's interest in any Property for an amount equal to the Termination Value for such Property, upon and subject to the applicable terms of this Lease. The Termination Value received by the Agent (on behalf of the Lessor) in accordance with the provisions of this Section 5.01 and Section 5.04 will be applied in accordance with Article VII of the Participation Agreement.


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         (b) Notwithstanding the provisions contained in paragraph (a) above, any Offer to Purchase delivered pursuant to paragraph (a) above within twelve
(12) months prior to the Expiration Date shall be an Offer to Purchase the Lessor's interest in all of the Properties for an amount equal to the Termination Value for all Properties.

         Section 5.02 Optional Purchase of Unimproved Land. At any time and from time to time during the Term, the Lessee shall have the option, upon thirty (30) days' prior notice to the Lessor, to purchase or otherwise acquire all of Lessor's right, title and interest in and to any unimproved portion of the Maryland Land (and any related easements for utilities and access to be specified at such time) not necessary for the operations and use of the Improvements constructed on the Maryland Land at a price equal to then fair market value, as determined by an Appraisal, of such unimproved portion and such easements. If Lessee exercises its option pursuant to this Section 5.02, upon receipt the purchase price therefor, the Lessor shall deliver to the Lessee a quitclaim deed with respect to such unimproved portion of the Maryland Land, which deed will state that such transfer is being made without representation or warranty (expressed or implied) of any kind except that such unimproved portion of the Maryland Land is free and clear of Liens created by the Operative Documents or otherwise created or caused by the Lessor (other than any Liens created by or through the Lessee).

         Section 5.03 Mandatory Purchase by the Lessee of the Properties. If any Termination Notice is issued pursuant to Section 7.02, 7.03, 8.02 or 9.02(a), the Lessee shall deliver (or will be deemed to have delivered) to the Lessor an Offer to Purchase the Lessor's interest in the applicable Property for an amount equal to the Termination Value for such Property, upon and subject to the applicable terms of this Lease.

         Section 5.04 Purchase Procedures. (a) The Lessee may assign to any Person the right to purchase the Lessor's interest in the applicable Property pursuant to Section 5.01. Notwithstanding any such assignment, the Lessee will remain liable to the Lessor for the prompt payment and performance, as and when due, of all amounts payable (including the Termination Value) and all obligations of the purchaser under this Lease and the other Operative Documents. No consent to any such assignment, acceptance of payment from or performance by any assignee or other action by or on behalf of the Lessor or the Agent will release the Lessee of any obligations under this Lease or the other Operative Documents, except upon full payment and performance as and when due.

         (b) The Lessor will be deemed to have accepted, on the date of receipt, any Offer to Purchase the Lessor's interest in the applicable Property (or deemed Offer to Purchase) which satisfies the conditions set forth in this Lease, including those set forth this Article V.


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         (c) The date of the closing of the Lessee's (or its designee's)
purchase of the Lessor's interest in the applicable Property (the "Closing Date") will be (i) in the case of an Offer to Purchase made (or deemed made) pursuant to Section 3.03, the Expiration Date, or (ii) in the case of an Offer to Purchase made pursuant to Section 5.01, the next scheduled Payment Date at least thirty (30) days following the date of the Lessor's acceptance or deemed acceptance of such Offer to Purchase, or (iii) in the case of an Offer to Purchase made (or deemed made) pursuant to Section 5.03, the thirtieth (30 th ) day following the date of Lessor's acceptance or deemed acceptance of such Offer to Purchase (or if that day is not a Payment Date, the first scheduled Payment Date following such fifteenth (15th) day), or (iv) if the Lessee pays the Termination Value for the applicable Property pursuant to Section 9.03, then on the date of the Lessor's or the Agent's receipt of the Termination Value for the applicable Property.

         (d) On the Closing Date, the Lessee shall pay, or cause to be paid, to the Agent (on behalf of the Lessor) the Termination Value for the applicable Property and the Lessor shall simultaneously (i) deliver to the Lessee or its designee an assignment (or termination of) its leasehold interest in the Land with respect to the California Property, a quitclaim deed with respect to the Maryland Property and a bill of sale for all Improvements and Alterations, if any, which assignment, deed, termination and bill of sale will state that such transfers are being made without representation or warranty (expressed or implied) of any kind except that the Properties are free and clear of Liens created by the Operative Documents or otherwise created or caused by the Lessor (other than any Liens created by or through the Lessee), and (ii) convey, or cause to be conveyed, to the Lessee or its designee any Net Proceeds related to the applicable Property and/or the right to receive the same. Additionally, on the Closing Date, upon receipt of the Termination Value for the applicable Property, the Lessor shall execute the releases and take the other actions described in Section 9.20(b) of the Participation Agreement.

         (e) Upon the completion of any purchase of the Lessor's interest in the applicable Property pursuant to this Article V, but not prior thereto, this Lease shall terminate with respect to such Property, except with respect to obligations and liabilities of the Lessee, actual or contingent, which have arisen with respect to the applicable Property under the Operative Documents on or prior to such date of purchase, and except for indemnification and other obligations and liabilities which by the terms of this Lease or the other Operative Documents survive termination of this Lease with respect to such Property or the other Operative Documents.

         (f) Notwithstanding any provisions of this Lease or the Participation Agreement to the contrary, the Lessee will not be required to acquire title to any Property until such time that all necessary filings and notifications under the HSR Act or any similar Law shall have been made (including any filing or provision of required


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additional information or documents) and the waiting period referred to in the
HSR Act applicable to such purchase shall have expired or been terminated (without any objection or prohibition of such purchase). The Lessee hereby covenants to use its best efforts to secure the prompt termination of such waiting period without objection or prohibition. Notwithstanding the foregoing, if the Lessee is precluded from acquiring the Lessor's interest in any Property or any portion thereof pursuant to the HSR Act or any similar Law, the Lessee shall pay the Termination Value with respect to such Property within the time and in the manner described in this Article V as a consequence of the Lessee's exercise or deemed exercise of its purchase option hereunder. However, if the Lessee pays the Termination Value in compliance with the preceding sentence, then the Lessee will be entitled to continue to lease the applicable Property that the Lessee is precluded from acquiring for an additional rental payment of $1 per annum under the terms and provisions of this Lease for an extended term expiring on the earlier to occur of (i) one (1) year from the date the Lessee delivers (or is deemed to have delivered) the Offer to Purchase or (ii) the date that the Lessee is no longer precluded from purchasing the Lessor's interest in such Property pursuant to the HSR Act or any similar Law. If the Lessee (or its designee) does not purchase the Lessor's interest in the applicable Property prior to the expiration of such extended term, then the Lessor shall thereafter sell its interest in such Property and distribute the proceeds from such sale in accordance with the Operative Documents. If, prior to the voluntary exercise by the Lessee of the purchase options hereunder, the Lessee is unable to obtain a ruling or an unqualified legal opinion (in form and substance and from independent legal counsel, in each case, reasonably satisfactory to the Agent) that a filing under the HSR Act or any similar Law is not required in order to consummate such purchase, then the Lessor shall execute such conditional sales contracts and other documents necessary to permit the Lessee to complete such filing before irrevocably exercising its purchase option. As a condition to executing such conditional sales contracts and other documents, the Lessee will deliver to the Lessor an agreement obligating the Lessee to fully indemnify the Lessor from all liabilities, damages, costs and expenses arising from the execution of such documents and the completion of such filing.

         Section 5.05 Alterations; Removal. (a) At any time, so long as no Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred and is continuing, the Lessee may, at its sole cost and expense, make Alterations to any Property or any portion thereof; provided, however, that (i) except for an Alteration required by Legal Requirements, Insurance Requirements or, with respect to the California Property, the Ground Lease, the fair market value of such Property or any portion thereof will not be lessened by such Alterations; (ii) except for an Alteration required by Legal Requirements, Insurance Requirements or, with respect to the California Property, the Ground Lease, such Alterations will not materially diminish the capacity, utility, efficiency, or remaining useful life of such Property or any portion


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thereof; and (iii) such work will be completed in a good and workmanlike manner free and clear of any Liens for labor, services or materials (other than Permitted Encumbrances) and in compliance with all applicable Legal Requirements, Insurance Requirements and, with respect to the California Property, the Ground Lease.

         (b) Title to all Alterations will vest in the Lessor (free and clear of all Liens, except Permitted Encumbrances); provided, that title to Severable Alterations shall vest in the Lessee.

         (c) The Lessee will be permitted at any time during, or upon the expiration or termination of, the Term, and at its sole cost and expense, to remove or demolish any Severable Alterations to any Property in accordance with prudent industry practices. For purposes of this Lease, a "Severable Alteration" is any Alteration unless its removal will (i) materially impair the Intended Use or materially reduce the fair market value of the applicable Property or any portion thereof below their fair market value immediately prior to such Alteration (assuming such Property is in the condition required by this Lease);
(ii) materially diminish the capacity, efficiency, utility or remaining useful life of such Property or any portion thereof below the capacity, efficiency, utility or remaining useful life immediately prior to such Alteration (assuming such Property is in the condition required by this Lease); or (iii) cause a violation of any Legal Requirement, Insurance Requirement or, with respect to the California Property, the Ground Lease, or increase any risk of liability under any Environmental Law or any risk to human health or the environment. Any damage to any Property or any portion thereof caused by the removal of any Alteration will promptly be repaired by the Lessee and the applicable Property (and each and every portion thereof) will be restored to the condition (or the reasonable equivalent thereof) as it existed immediately prior to the removal of such Alterations (without regard to such Alterations), at the Lessee's sole cost and expense. Upon any permitted removal or demolition of Alterations to which the Lessor has title, the Lessor (at the sole cost and expense of the Lessee) shall execute and deliver to the Lessee such instruments and releases as are reasonably required to transfer the Alterations to the Lessee free and clear of Liens created by the Operative Documents or otherwise created or caused by the Lessor (other than any Liens created by or through the Lessee), in each case, without representation or warranty (expressed or implied) of any kind except that such Alterations are free and clear of any Lien created by the Operative Documents or otherwise created or caused by the Lessor (other than any Liens created by or through the Lessee).


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                                   ARTICLE VI

                        CERTAIN COVENANTS OF THE LESSEE

         Section 6.01 Taxes and Assessments. (a) The Lessee shall pay or cause to be paid, subject to Section 6.01(b) of this Lease, all real property Taxes attributable to any Property before the same become delinquent. If any of such real property Taxes may legally be paid in installments, such real property Taxes may be so paid in installments; provided that the Lessee pays all such installments on or before the Expiration Date or earlier termination of this Lease.

         (b) So long as (A) no Termination Notice has been delivered, (B) no Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred and is continuing, (C) the Lessee shall not have notified the Lessor pursuant to Section 3.03(a)(ii) that it is terminating this Lease and releasing all of its interest in the Properties or (D) the Lessee shall not have otherwise surrendered or be required to surrender the Properties to the Lessor for any reason (including pursuant to Article X), the Lessee will not be required, nor will the Lessor have the right, to pay, discharge or remove any real property Taxes or to pay any materialman's, laborer's or undischarged or unremoved Lien, as long as the Lessee shall at its sole cost and expense contest, or cause to be contested, diligently and in good faith, the existence, amount or validity thereof by appropriate proceedings, which shall (i) in the case of any unpaid real property Taxes attributable to any Property or any portion thereof or undischarged or unremoved Lien, prevent the collection thereof from the Lessor or against any Property or any portion thereof, (ii) prevent the sale, forfeiture or loss of any Property or any portion thereof, and (iii) not subject the Lessor, the Agent, the Certificate Holders, or the Note Holders to the risk of any criminal liability or civil penalties or fines for failure to comply therewith. The Lessee shall give such assurances as may be reasonably demanded by the Lessor to insure ultimate payment of such real property Taxes or the discharge or removal of any such materialman's, laborer's or mechanic's Lien and to prevent any sale or forfeiture of any Property, or any portion thereof, or any interference with or deductions from any Fixed Rent, Additional Rent or any other sum required to be paid by the Lessee hereunder by reason of such non-payment, non-discharge, non-removal or non-compliance.

         (c) The Lessor shall cooperate with the Lessee in any contest and shall allow the Lessee to conduct such contest (in the name of the Lessor, if necessary) at the Lessee's sole cost and expense; provided that the Lessor will not be required to execute any documents which would materially adversely affect the fair market value, use or operation of any Property or any portion thereof or be reasonably likely to subject the Lessor, the Agent, any Certificate Holder or any Note Holder to any liability or result in the admission of liability, guilt or culpability on the part of such Persons. The Lessee


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shall notify the Lessor of each such proceeding at least ten (10) days prior to the commencement thereof, which notice will describe such proceeding in reasonable detail.

         (d) The Lessee shall, promptly after the final determination (including appeals) of any contest brought by it pursuant to this Section 6.01, pay and discharge all amounts which are determined to be payable therein and will be entitled to receive and retain for its own account all amounts refunded and/or rebated as a result of any such contest, and if the Lessor receives any amount as a result of such contest to which it is not otherwise entitled pursuant to this Lease, then it shall promptly return such amount to the Lessee.

         Section 6.02 Compliance with Laws. (a) Subject to Section 6.01 and
Section 6.02(b), the Lessee shall, at the Lessee's sole cost and expense, comply, and cause each Property to comply, in all material respects, with all Legal Requirements.

         (b) So long as (A) no Termination Notice has been delivered, (B) no Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred and is continuing, (C) the Lessee shall not have notified the Lessor pursuant to Section 3.03(a)(ii) that it is terminating this Lease and releasing all of its interest in the Properties or (D) the Lessee shall not have otherwise surrendered or be required to surrender the Properties to the Lessor for any reason (including pursuant to Article X), the Lessee will not be required, nor will the Lessor have the right to comply or cause any Property or any portion thereof to comply with any applicable Legal Requirement, as long as the Lessee shall at its sole cost and expense contest, or cause to be contested, diligently and in good faith, compliance therewith, which shall (i) prevent the sale, forfeiture or loss of any Property or any portion thereof, and (ii) not subject the Lessor, the Agent, the Certificate Holders, or the Note Holders to the risk of any criminal liability or civil penalties or fines for failure to comply therewith. The Lessee shall give such assurances as may be reasonably demanded by the Lessor to insure compliance in all material respects with such Legal Requirement and to prevent any sale or forfeiture of any Property, or any portion thereof, or any interference with or deductions from any Fixed Rent, Additional Rent or any other sum required to be paid by the Lessee hereunder by reason of such non-compliance.

         Section 6.03 Certain Agreements. The Lessee shall, and (unless a Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred and is continuing and the Lessor has revoked such authority) is hereby authorized by the Lessor to, fully and promptly keep, observe, perform and satisfy, on behalf of the Lessor, any and all obligations, conditions, covenants and restrictions of or on the Lessor under the Ground Lease and any and all material contracts involving any of the Properties or any portion thereof so that there will be no default thereunder and so that the other parties thereunder will be and remain at all times obliged to perform their


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obligations thereunder, and the Lessee, to the extent within its control, will not permit to exist any condition, event or fact that could reasonably allow or serve as a basis or justification for any such Person to avoid such performance.

         Section 6.04 Liens. (a) Subject to Section 6.01, the Lessee will not create or permit to be created or exist, and shall promptly remove and discharge, any Lien upon this Lease, any Property or any other portion thereof or interest therein, or upon any Fixed Rent, Additional Rent or other sum paid hereunder, which Lien arises for any reason, including any and all Liens which arise out of the ownership, leasing, use, condition, occupancy, demolition, construction, installation, possession, repair or rebuilding of any Property or any portion thereof or by reason of the failure to pay dues, fees or assessments or by reason of labor or materials furnished or claimed to have been furnished to the Lessee or for any Property or any portion thereof, but excluding Liens created by the Operative Documents and any other Permitted Encumbrances. The Lessee's obligation to remove any of the above-described Liens arising prior to the termination of this Lease (or arising due to circumstances occurring prior to the termination of this Lease) will survive the termination of this Lease. Nothing contained in this Lease will be considered as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman or vendor of any labor or services or for the furnishing of any materials for any construction, installation, alteration, addition, repair or demolition of or to the Property or any portion thereof.

         (b) NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE TO ANY PARTY FURNISHING LABOR, SERVICES OR MATERIALS TO THE LESSEE, OR TO ANYONE HOLDING OR POSSESSING ANY PROPERTY OR ANY PORTION THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER SIMILAR STATUTORY LIENS FOR ANY LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE LESSOR'S INTEREST OR ESTATE IN ANY PROPERTY OR ANY PART THEREOF.

         (c) The Lessor agrees that the Lessee during the Term shall have the exclusive right (unless the Lessor has revoked such right with respect to the Property as result of the occurrence and continuance of a Default, Event of Default, Environmental Trigger or Non-Performance Event) to (i) secure subdivision approvals, site plan approvals, annexation or de-annexation approvals, zoning variances and Permits necessary or desirable for the development, use, operation, maintenance or condition of any Property, the Improvements or any portion thereof, (ii) to grant easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, operation, maintenance or condition of any Property or (iii) release existing easements or other rights and privileges in the nature of easements


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necessary or desirable for the use, operation, maintenance condition of any
Property, the Improvements or any portion thereof; provided that the fair market value, marketability or use of such Property or any portion thereof is not lessened by any such action. The Lessor agrees timely to execute such documents and take all other actions as are reasonably requested, and otherwise cooperate with the Lessee, in connection with the matters described above; provided, however, that all costs and expenses incurred by the Lessor in connection therewith shall be borne by the Lessee and that the Lessor shall not be required to execute any documents which would, in the reasonable opinion of the Agent, adversely affect the value, marketability or use of any Property or any portion thereof or otherwise adversely affect the transactions contemplated by the Operative Documents or the interests of the Lessor, the Agent, the Note Holders or the Certificate Holders.

         (d) The Lessee and the Lessor each hereby acknowledge that this Lease will at all times be subject and subordinate to the Mortgages.

         Section 6.05 Insurance. (a) During the Term, the Lessee will purchase and maintain, or cause to be purchased and maintained, insurance with respect to each of the Properties of the following types and in the following amounts, and in no event in amounts less than those maintained by the Lessee or its Affiliates for other similar facilities owned and/or operated by them:

                  (i) Property Insurance: All risk property insurance against physical damage to each Property caused by perils now or hereafter embraced by or defined in a manuscript "all risks" policy, including at least such perils as customarily insured for similar properties in a minimum amount as required by Section 6.05(b);

                  (ii) General Liability Insurance: Comprehensive general liability (including contractual and completed operations), insurance against claims for bodily injury (including death), personal injury and property damage occurring in respect of each Property or resulting from activities related to such Property, in the minimum combined single limit amount of $4,000,000 per occurrence and $10,000,000 annual aggregate for bodily injury (or death) and/or property damage; and

                  (iii) Other Insurance: Such other insurance, including automobile liability, in such amounts and against such risks, as is either (x) customarily carried by companies owning, operating or leasing property or conducting businesses similar and/or similarly situated to the Properties and/or the Lessee or (y) reasonably requested from time to time by the Lessor.


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All of the insurance referenced in (i) through (iii) above shall contain such limits consistent with insurance maintained by the Lessee with respect to similarly situated properties and in any event consistent with industry standards.

Such insurance will be written by companies that are nationally recognized (including Lloyd's of London or other recognized international insurers with an ISI rating of not less than BBB) and all primary insurance shall be written by companies rated at least A-IX in the most recent edition of Best's Key Rating Guide, or an equivalent rating from a nationally recognized rating agency or as otherwise agreed to by the Agent, the Lessor and the Majority Holders, selected by the Lessee. The insurance specified in Section 6.05(a)(i) will name the Lessor, Wells Fargo Bank Northwest, National Association (in its individual capacity and as Trustee) and the Agent as additional insureds and loss payees, as their interests may appear, and the insurance specified in Section 6.05(a)(ii) will name the Lessor, Wells Fargo Bank Northwest, National Association (in its individual capacity and as Trustee) and the Agent, on its own behalf and on behalf of the Holders from time to time of the Instruments and their assignees, as additional insureds.

         (b) The insurance referred to in Section 6.05(a)(i) may be a blanket policy and will (i) at all times be in an amount at least equal to the greater of (x) one hundred percent (100%) of the full replacement cost value (without depreciation) of the Properties and (y) the Termination Value for all Properties; (ii) include a lenders' loss payable endorsement in favor of the Lessor and any loss or damage under such insurance policies will be payable to the Lessor to be held by the Lessor and applied pursuant to the terms of the Participation Agreement; (iii) provide that the interests of the Lessor, the Agent and the Holders from time to time of the Instruments will be insured regardless of any breach or violation by the Lessee of any warranties, declarations or conditions contained in such insurance; and (iv) provide that such insurance will not be invalidated by any negligent act of the Lessee, nor by any proceedings or notices thereof relating to any of the Properties or any portion thereof, nor by legal title to, or ownership of any Property or any portion thereof becoming vested in or by the Lessor or its agents, nor by use of any Property or any portion thereof for purposes more hazardous than permitted by such policy.

         All policies of insurance required to be maintained pursuant to Section 6.05(a)(ii) which cover liability for bodily injury or property damage will provide that all provisions of such insurance, except with respect to the limits of insurance and any rights or duties specifically assigned to the named insured will operate in the same manner as if there were a separate policy covering each such insured and/or additional insured, without right of contribution from any other insurance which may be carried by an insured and/or additional insured. The insurance will be primary for claims covered as described in Section 6.05(a)(ii).


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         Every policy required under Section 6.05(a) will (i) expressly provide that it will not be canceled or terminated except upon sixty (60) days' written notice to the Lessor and the Lessee, except in the case of cancellation or termination due to a lapse for non-payment, in which case only ten (10) days' written notice will be required; (ii) include a waiver of all rights of subrogation against the Lessor, the Agent and the Holders from time to time of the Instruments and a waiver of any recourse against the Lessor, the Agent or the Holders from time to time of the Instruments for payment of any premiums or assessments under any policy; and (iii) not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering any Property or any portion thereof against the peril involved, whether collectible or not, if such other policies do not name the Lessor, the Agent and the Holders from time to time of the Instruments as additional insureds with loss payable as provided in the Lease. The Lessee shall advise the Lessor promptly of any policy cancellation or any change adversely affecting the coverage provided thereby.

         (c) The Lessee shall deliver to the Lessor and the Agent the certificates of ins urance evidencing the existence of all insurance which is required to be maintained by the Lessee hereunder such delivery to be made (i) as provided in the Participation Agreement, (ii) at least twenty-one (21) days prior to the issuance of any additional policies or amendments or supplements to any of such insurance, and (iii) on or before the expiration date of any such insurance. The Lessee shall notify the Lessor and Agent of any nonrenewal of any policy required hereunder and shall cause each insurer under each policy required hereunder to give the Lessor notice of any lapse under any such policy. The Lessee will not obtain or carry separate insurance concurrent in form, or contributing in the event of loss, with that required by this Section 6.05 unless the Lessor, the Agent and the Holders from time to time of the Instruments are named as additional insureds therein, with loss payable as provided in this Lease. The Lessee shall immediately notify the Lessor, the Agent and the Holders from time to time of the Instruments whenever any such separate insurance is obtained and shall deliver to the Lessor the certificates of insurance and any other documentation (other than blanket policies) required by the Lessor evidencing the same as is required hereunder.

         (d) The insurance requirements of this Section 6.05 will not be construed to negate or modify the Lessee's obligations under Section 9.14 of the Participation Agreement.

         Section 6.06 Maintenance and Repair. (a) The Lessee, at its own cost and expense, will ma nage and maintain the Properties in good operating order, condition and repair (ordinary wear and tear excepted), in accordance with prudent industry practice and in a manner consistent with that of other similar properties owned or operated by the Lessee or its Affiliates similarly situated, and will take all action, and will make all changes and repairs, structural and nonstructural, foreseen and unforeseen,


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ordinary and extraordinary, which may be required to maintain the Properties in good operating order, condition and repair (ordinary wear and tear excepted), in accordance with prudent industry practice, and in compliance (1) with all Legal Requirements (except to the extent failure to comply would not materially and adversely affect any Property), all Insurance Requirements and, with respect to the California Property, the Ground Lease, at any time in effect, and (2) with any required maintenance procedures of the manufacturers of any item constituting the Improvements, if applicable, relating to maintenance and operation (if and so long as there are any manufacturer's warranties applicable) necessary to preserve the manufacturer's warranties, if any, on such Improvements. The Lessee shall, in accordance with prudent industry practice, repair or replace each item constituting the Improvements that has become worn out, damaged, inoperative or obsolete in whole or in part; provided, however, that (i) to the extent consistent with the foregoing, the fair market value, marketability or use of any Property will not be materially lessened and (ii) such replacements will be of a type currently used in the industry for the same purpose and having a remaining useful life at least as long as that of the Improvements (or any part thereof), as the case may be, repaired or replaced (prior to obsolescence, loss or damage and the like). All repairs, replacements and rebuilding by the Lessee hereunder, to the extent permitted by Law, will immediately become and will remain part of the applicable Property, subject to this Lease. The Lessor will not be required to, and the Lessee hereby waives any right to require the Lessor to, manage, maintain, replace, repair or rebuild any Improvements or any part thereof and the Lessee waives any and all rights it may now or hereafter have to make any repairs at the cost and expense of the Lessor pursuant to any Legal Requirement, Insurance Requirement, the Ground Lease or otherwise, at any time in effect.

         (b) Except for Permitted Encumbrances, in the event that all or any part of any of the Improvements encroach upon any adjoining or adjacent property or right-of-way adjoining or adjacent to any Property or any portion thereof, or violate any rights-of-way, permits, licenses, agreements or conditions affecting any of the Properties or any portion thereof, or obstruct any easement or right-of-way to which such Property or any portion thereof may be subject, then the Lessee shall, at its sole cost and expense, either (i) contest such matter pursuant to 6.01(b), (ii) obtain valid and effective Permits for or Consents to such encroachments and/or violations (without any liability to the Lessor, the Agent, the Certificate Holders or the Note Holders for which such parties are not indemnified by the Lessee) or waivers or settlements of all claims, liabilities and damages resulting therefrom, or (iii) make such changes, including alteration or removal, to any Improvements (as the case may be) and take such other action as is reasonably necessary to rectify such encroachments, violations, hindrances, obstructions or impairments, subject to the Lessor's consent if and to the extent required by Section 6.01(b).


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         Section 6.07 Inspection Rights. (a) The Lessor, the Agent, the
Environmental Consultant, the Independent Engineer, the Appraiser and their respective successors, assigns, representatives and agents (the "Lessor Group") may, upon at least two (2) Business Days' advance written notice to the Lessee (unless the Agent or the Lessor in its sole discretion has reason to believe that a Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred, in which case no such notice shall be necessary), enter upon and examine any Property or any portion thereof (including all records directly related to such Property or any portion thereof) at reasonable times in compliance with and subject to the Lessee's standard confidentiality, safety and security procedures in effect from time to time; provided, further, that if a Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred or if the Lessee has exercised its option to terminate this Lease pursuant to Section 3.03(a)(ii), then the Lessee shall give the Lessor Group such additional access to the Properties and to the Lessee's books and records relating to the management, operation, use, maintenance, renovation, construction or occupancy of the Properties as the Lessor Group may reasonably require for any purpose relating to this Lease or to any Property, including for marketing, selling, operating or otherwise disposing of such Property; and provided further, that all such inspections upon the occurrence and during the continuance of a Default, an Event of Default, Environmental Event or Non-Performance Event will be at the expense of the Lessee.

         (b) Subject to the provisions of Section 9.16 of the Participation Agreement, if a Default, Event of Default, Environmental Event or Non-Performance Event has occurred and is continuing or if the Lessee has exercised its option to terminate this Lease pursuant to Section 3.03(a)(ii), then the Lessee shall give or cause to be given to the Lessor Group such additional access to the Properties or any portion thereof and to the Lessee's books and records relating to the management, operation, use, maintenance, renovation, construction or occupancy of the Properties or any portion thereof as it may require for any purpose, including for marketing, selling, operating or otherwise disposing of the Properties or any portion thereof.

         Section 6.08 Assignments, Sublease, Etc. Except as expressly provided in Section 2.03 or 5.04(a), the Lessee will not mortgage, pledge, assign, sublease or otherwise encumber its interest in and to this Lease or the Properties without the prior written consent of the Lessor, and any mortgage, pledge, sublease or assignment of the Lessee's interest hereunder or in the Properties in violation of this Section 6.08 will be null and void and of no force or effect.

         Section 6.09 Intellectual Property Rights; Applicable Permits. The Lessee will do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect the Intellectual Property Rights, Applicable Permits and other rights, licenses and rights-of-way required to lease, use or operate each Property.


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                                  ARTICLE VII

                           CONDEMNATION AND CASUALTY

         Section 7.01 Condemnation and Casualty. (a) The Lessee hereby (subject to the provisions hereinafter set forth) irrevocably assigns to the Lessor any award or compensation or insurance payment or other proceeds to which the Lessee may become entitled by reason of its interest in any Property or any portion thereof if (i) such Property or any portion thereof, or any facility, edifice or structure which furnishes or supplies any service upon which the use or occupancy of such Property is dependent, in whole or in part, is damaged or destroyed by fire, earthquake, tornado, hurricane or other casualty (each, a "Casualty") or (ii) any Governmental Authority provides notice to the Lessor or the Lessee of its intention to condemn, confiscate, seize or condemn any Property or any portion thereof, or any facility, edifice or structure which furnishes or supplies any service upon which the use or occupancy of any Property is dependent, in whole or in part (each, a "Condemnation"). Any Property or portion thereof affected by a Casualty or a Condemnation is hereby referred to as the "Affected Property".

         (b) The Lessee shall immediately thereafter notify the Lessor in writing of any such Casualty or Condemnation. In addition, the Lessee shall appear in any proceeding or action to defend, negotiate, prosecute or adjust any claim for any award or compensation or insurance payment on account of any Casualty or any such Condemnation and may take all appropriate action in connection with any Casualty or any such Condemnation, including the employment of counsel reasonably satisfactory to the Lessor. No settlement of any such proceeding or action will be made by the Lessee or the Lessor without the prior written consent of the other party hereto, which consent will not be unreasonably withheld or delayed.

         (c) Any and all amounts representing proceeds paid in connection with any Condemnation or Casualty, as the case may be, to which the Affected Property, the Lessee or the Lessor may be entitled (collectively, the "Proceeds"), will, subject to Section 7.03(d), be paid over to the Proceeds Trustee to be held in trust by such Proceeds Trustee and distributed pursuant to this Section 7.01(c) and Sections 7.03 and 7.04 or pursuant to the Participation Agreement, as appropriate (all such Proceeds, less the costs and expenses incurred by the Lessor and the Lessee in collecting such amounts, but including any reimbursement by the Lessee for costs and expenses in connection therewith to which the Lessor, the Certificate Holders and the Note Holders are entitled pursuant to the Operative Documents, are the "Net Proceeds"). If the Lessee shall restore such Property, any Proceeds shall, subject to Section 7.03(d), be paid over to the Lessee and used in accordance with Section 7.03. Any and all reasonable charges, fees and expenses of the Proceeds Trustee will be paid from the Net Proceeds. "Proceeds Trustee" means the Lessor.


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         The Lessee agrees that this Lease controls the rights of the Lessor and the Lessee in any such Proceeds paid or payable in connection with or as a result of a Condemnation or Casualty and any rights of the Lessee (as same may relate to rights between the Lessee and the Lessor, as distinct from rights the Lessee may have against third parties other than the Lessor, the Agent, the Note Holders or Certificate Holders) under any present or future Law to the contrary are hereby waived.

         Section 7.02 Condemnation or Casualty with Termination. (a) If a Casualty or Condemnation occurs, then the Lessee shall promptly provide the Lessor with a written estimate of the cost of restoration or replacement of the Affected Property (which the Agent may have reviewed by an Independent Engineer at the Lessee's sole cost and expense). If the cost of restoration or replacement of the Affected Property in connection with a Casualty will exceed $40,000,000 or if the Affected Property suffering such Casualty could not be expected to be restored or replaced to an economic unit of substantially the same value, operating condition, capacity, efficiency and useful life as existed prior to such Casualty or such restoration or replacement could not be expected to be completed in full prior to the Expiration Date or Extension Term Expiration Date, as applicable, the Lessor or the Lessee will have the option, each in their sole discretion, to deliver a Termination Notice with respect to such Affected Property. If a Condemnation occurs with respect to any Property and as a result thereof the operating condition, capacity, efficiency, and useful life of such Property as existed prior to such Condemnation is materially adversely affected, the Lessor or the Lessee will have the option, each in their sole discretion, to deliver a Termination Notice with respect to such Property.

         (b) In the event a Termination Notice is delivered pursuant to Section 7.02(a), the provisions of Section 5.03 shall apply.

         Section 7.03 Condemnation or Casualty without Termination. (a) If a Casualty or Condemnation occurs and neither the Lessor nor the Lessee has given a Termination Notice in accordance with Section 7.02, then this Lease will continue in full force and effect, and the Lessee shall, at its sole cost and expense, promptly commence and diligently pursue to completion the rebuilding, replacement or repair of any damage to the Affected Property caused by such event in conformity with the requirements of Section 6.06, as applicable, in order to restore the Affected Property (in the case of a Condemnation, as nearly as practicable) to its previous value, operating condition, capacity, efficiency and useful life immediately prior to such Casualty or Condemnation. To the extent that such Affected Property will be restored by the Lessee, any Net Proceeds shall be paid over to the Lessee and the Lessee shall use such Net Proceeds to restore the Affected Property in accordance with the terms of this Lease. In connection with such restoration the Lessee shall, before beginning such restoration, submit a construction budget for such restoration for the Lessor's approval, which will not be


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unreasonably withheld, conditioned or delayed; provided that (i) the Affected
Property can be restored to an economic unit of substantially the same character and fair market value as existed immediately prior to such Casualty or Condemnation and (ii) if the estimated cost to complete such restoration exceeds the amount of Net Proceeds, the Lessor is, in its sole judgment, satisfied that the Lessee has sufficient funds (the "Excess Funds") available to pay such excess, which Excess Funds, subject to Section 7.03(d), will be deposited by the Lessee with the Proceeds Trustee and distributed to the Lessee as hereafter provided. If the conditions set forth in the foregoing proviso are not satisfied, the Lessor may deliver a Termination Notice with respect to the Affected Property in accordance with Section 7.02. The Lessee shall be entitled to Net Proceeds only if it has paid the full Termination Value for such Affected Property and the Termination Value shall be applied in accordance with Section 7.01(c) of the Participation Agreement.

         (b) Such restoration work will be completed in a good and workmanlike manner free and clear of all Liens for labor, services or materials (except Permitted Encumbrances) and in compliance with all applicable Legal Requirements and Insurance Requirements. Upon completion of such work, the Lessee shall cause the Independent Engineer to deliver a certificate to the effect that final completion of the work has occurred and the cost thereof does not exceed the amounts set forth in the construction budget and that the operating condition of the Affected Property, after taking into consideration the restoration, is at least equivalent to the operating condition that existed immediately prior to the Casualty or Condemnation assuming compliance with Section 6.06. All fees and expenses of the Independent Engineer in connection with such Casualty will be at the Lessee's sole cost and expense. Within forty-five (45) days of the delivery of said certificate the Lessee shall deliver to the Agent duly executed Lien waivers executed by each materialman or mechanic furnishing materials or labor for restoration of the applicable Property, subject to the Lessee's right to contest set forth in Section 6.01.

         (c) The Lessee will be entitled to receive payment from (or, in the case when held by the Lessee, apply) the Net Proceeds or the Excess Funds, as the case may be, from time to time as such work of rebuilding, replacement or repair progresses, but only after presentation of certificates of the Independent Engineer, delivered by the Lessee to the Proceeds Trustee (with a copy to the Lessor) from time to time as such work of rebuilding, replacement or repair progresses. Each such certificate of the Independent Engineer will describe the work for which the Lessee is requesting permission to pay or requesting payment and the cost incurred by the Lessee in connection therewith and will state that such work has been properly completed and that the Lessee has not theretofore received payment for such work, or previously applied Net Proceeds or Excess Funds to the payment of such work, and will be accompanied by an Officer's Certificate of the Lessee certifying that no Default, Event of Default or Non-Performance Event has occurred and is continuing and that the Net Proceeds and Excess


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Funds held by the Proceeds Trustee or the Lessee, as applicable, are, to the best of its knowledge, adequate to complete such rebuilding, replacement or repair in accordance with this Section 7.03(c). Upon completion of and final payment for such work, the Lessee's Officer's Certificate will be accompanied by duly executed Lien waivers executed by each materialman or mechanic furnishing materials or labor for which the Lessee requested permission to pay or requested payment.

         (d) Notwithstanding anything to the contrary in this Section 7.03, if the Net Proceeds and Excess Funds which are or would be held by the Proceeds Trustee at any time are equal to or less than $10,000,000 in the aggregate, such amounts shall promptly be paid to (or retained by) the Lessee and applied by the Lessee in accordance with the terms hereof.

         Section 7.04 Temporary Condemnation or Lease Termination. Notwithstanding any provision to the contrary contained in this Article VII, in the event of any temporary Condemnation, this Lease will remain in full force and effect, and provided no Default, Event of Default, Environmental Trigger or Non-Performance Event has occurred and is continuing, the Lessee will be entitled to receive the Net Proceeds allocable to such temporary Condemnation, except that if this Lease expires or terminates during such temporary Condemnation, then the Lessee will be entitled to the Net Proceeds allocable to the period after the termination or expiration of this Lease only if it has paid the Termination Value for the Properties.

                                  ARTICLE VIII

                             ENVIRONMENTAL MATTERS

         Section 8.01 Environmental Event. The Lessee shall promptly, but in any case within five (5) Business Days, notify the Lessor and the Agent if (i) any environmental event has occurred or any environmental condition is discovered in, on, beneath, from or involving any Property or any portion thereof (including the presence, emission or release of Hazardous Materials or the violation of any applicable Environmental Law) for which a remediation or reporting is required under applicable Environmental Law or (ii) the Lessee has received notification that it, the Lessor, any Property or any portion thereof is the subject of an Environmental Action that could reasonably be expected to result in any ordered remediation or corrective action or other liability under applicable Environmental Law (each of (i) and (ii) an "Environmental Event"; and the Property or portion thereof involved in such Environmental Event, an "Environmentally Affected Property").

         Section 8.02 Environmental Trigger Termination. (a) Subject to the last sentence of this Section 8.02, following the receipt of a notice pursuant to
Section 8.01,


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the Lessor or the Agent, each in its sole discretion, may require the Lessee to cause the Environmental Consultant to conduct an environmental audit of such Environmentally Affected Property, having a scope designed to evaluate the existence and anticipated impact of the Environmental Event at issue, at the cost and expense of the Lessee, and to provide a copy of the Environmental Consultant's report on its audit to the Lessor, the Majority Holders and the Agent, subject to the provisions of Section 9.16 of the Participation Agreement. If it is the opinion of the Agent and the Environmental Consultant that an Environmental Event has occurred or exists and the cost of remediation is reasonably expected to exceed $15,000,000 or would result in a material adverse effect on the use, value or condition of the Environmentally Affected Property (an "Environmental Trigger"), then the Lessor or the Agent will have the option, each in its sole discretion, to deliver, within thirty (30) days after receipt of such report, a Termination Notice with respect to such Environmentally Affected Property. In such event, the Lessee will be deemed to have delivered to the Lessor, as of the date of such Termination Notice, an Offer to Purchase the Lessor's interest in such Environmentally Affected Property in accordance with
Section 5.03. In such event, this Lease will terminate and the Lessee shall pay to the Lessor the Termination Value for such Environmentally Affected Property in accordance with Section 5.04.

         (b) Nothing in this Section 8.02 is intended to limit in any manner the indemnity of the Lessee set forth in Section 9.14 of the Participation Agreement.

         Section 8.03 Environmental Remediation. Upon the occurrence of an Environmental Event, the Lessee shall immediately commence, or cause to be commenced, at its sole cost and expense, such actions as may be necessary to comply in all material respects with all applicable Environmental Laws and to alleviate any significant risk to human health or the environment if the same arises from a condition on or in respect of any Property or any portion thereof, whether existing prior to, on or after the date of this Lease. Once the Lessee commences such actions, the Lessee shall thereafter diligently and expeditiously proceed to comply in a timely manner in all material respects with all Environmental Laws and to eliminate any significant risk to human health or the environment and shall, at the request of the Lessor or the Agent, give periodic progress reports on its compliance efforts and actions. The right of the Lessor and the Agent to receive such progress reports with respect to the relevant Environmental Event shall cease upon the Lessee's completion of remediation of such Environmental Event in accordance with the standards set forth in this
Section 8.03.

         Section 8.04 Environmental Compliance. The Lessee shall, and it shall require and ensure that any and all sublessees, employees, contractors, subcontractors, agents, representatives, affiliates, consultants, occupants and any and all other Persons under the control of or representing the Lessee, (i) comply in all material respects with all applicable Environmental Laws in connection with the occupancy, use or operation of


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each of the Properties, and (ii) use, employ, process, emit, generate, store, handle, transport, dispose of and/or arrange for the disposal of any and all Hazardous Materials in, on or, directly or indirectly, related to or in connection with each of the Properties or any portion thereof in a manner consistent with prudent industry practice and in compliance in all material respects with all applicable Environmental Laws. The Lessor and the Lessee hereby acknowledge and agree that the Lessee's obligations hereunder with respect to Hazardous Materials and Environmental Laws are intended to bind the Lessee with respect to matters and conditions on, in, under, beneath, from, with respect to, affecting, related to, in connection with, or involving each of the Properties or any portion thereof.

                                   ARTICLE IX

                                    REMEDIES

         Section 9.01 General Remedies. In accordance with the terms and conditions contained in this Lease, the Lessor may take all steps to protect and enforce the rights of the Lessor or obligations of the Lessee hereunder, whether by action, suit or proceeding at Law or in equity (for the specific performance of any covenant, condition or agreement contained in this Lease, or in aid of the execution of any power herein granted or for any foreclosure, or for the enforceme nt of any other appropriate legal or equitable remedy) or otherwise as the Lessor or the Agent deems necessary or advisable.

         Section 9.02 Default Remedies. An Event of Default as defined in the Participation Agreement constitutes an Event of Default under this Lease.

         (a) Subject to Section 9.02(i), if an Event of Default has occurred and is continuing, including an Event of Default involving the breach of a covenant, condition or other provision hereof, then upon five (5) Business Days' prior written notice by the Lessor to the Lessee, in addition to all other rights, remedies or recourses available, the Lessor may, and if directed in writing by the Majority Holders shall, either (i) terminate this Lease by issuing a Termination Notice or (ii) terminate the Lessee's right to possession of each of the Properties or any portion thereof.

         (b) If the Lessor should elect to terminate this Lease as provided in
Section 9.02(a)(i), then this Lease and the estate hereby granted shall expire and terminate at midnight on the fifth (5) Business Day (or such later date as may be specified therein) after the date of such notice, as fully and completely and with the same effect as if such date was the date herein fixed for the expiration of the Term and all rights of the Lessee will terminate, but the Lessee will remain liable as hereinafter provided.


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         (c) Should the Lessor elect not to terminate this Lease, this Lease shall continue in effect and the Lessor may enforce all the Lessor's rights and remedies under this Lease including the right to recover the Fixed Rent and Additional Rent as each becomes due under this Lease. For the purposes hereof, the following do not constitute a termination of this Lease:

                  (i) Acts of maintenance or preservation of any of the Properties or any portion thereof or efforts to relet any of the Properties or any portion thereof, including termination of any sublease of any Property to a third party and removal of such subtenant from any Property;

                  (ii) The appointment of a receiver upon initiative of the Lessor to protect the Lessor's interest under this Lease; and/or

                  (iii) The exercise of any rights under Section 11.01 or any rights contained in the applicable Lease Supplement.

         (d) If an Event of Default has occurred and is continuing, upon five
(5) Business Days' notice, the Lessor will ha ve (i) the right, whether or not this Lease shall have been terminated pursuant to Section 9.02(a), to re-enter and repossess the Properties or any portion thereof, as the Lessor may elect, by summary proceedings, ejectment, any other legal action or in any other lawful manner the Lessor determines to be necessary or desirable and (ii) the right to remove all Persons and property therefrom. The Lessor will be under no liability by reason of any such re-entry, repossession or removal. No such re-entry or repossession of any Property or any portion thereof will be construed as an election by the Lessor to terminate this Lease unless a Termination Notice is given to the Lessee pursuant to Section 9.02(a)(i), or unless such termination is decreed by a court or other governmental tribunal of competent jurisdiction. Should the Lessor elect to re-enter any Property as herein provided or should the Lessor take possession pursuant to legal proceedings or pursuant to any notice provided for by Law or upon termination of this Lease of the Lessee's right to possession of such Property or any portion thereof pursuant to Section 9.02(a) or otherwise as permitted by Law, the Lessee shall peaceably quit and surrender such Property or any portion thereof to the Lessor. In any such event, neither the Lessee nor any Person claiming through or under the Lessee, by virtue of any Law, will be entitled to possession or to remain in possession of such Property or any such portion thereof, but shall forthwith quit and surrender suc h Property to the Lessor.

         (e) At any time or from time to time after the re-entry or repossession of any Property or any portion thereof pursuant to Section 9.02(d), whether or not this Lease has been terminated pursuant to Section 9.02(a), the Lessor may (but shall be under no obligation to) relet such Property or any portion thereof, for the account of the Lessee, without notice to the Lessee, for such term or terms and on such conditions and for such


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uses as the Lessor, in its sole and absolute discretion, may determine. The
Lessor may collect and receive any rents or other proceeds payable by reason of such reletting. The Lessor will not be liable for any failure to relet any Property or any portion thereof or for any failure to collect any rent due upon any such reletting.

         (f) No termination of this Lease or of the Lessee's right to possession of any Property or any portion thereof pursuant to Section 9.02(a), or by operation of Law, and no re-entry or repossession of such Property or any portion thereof pursuant to Section 9.02(d), and no reletting of such Property or any portion thereof pursuant to Section 9.02(e), will relieve the Lessee of its liabilities and obligations hereunder, all of which will survive such termination, re-entry, repossession or reletting.

         (g) In the event of any termination of this Lease or of the Lessee's right to possession of any Property or any portion thereof by reason of the occurrence of an Event of Default, the Lessee shall pay to the Lessor all Fixed Rent, Additional Rent and other sums required to be paid to and including the date of such termination of this Lease or of the Lessee's right to possession; and thereafter, until the end of the Term, whether or not such Property or any portion thereof have been relet, the Lessee to the extent permitted by applicable Law will be liable to the Lessor for, and shall pay to the Agent (on behalf of the Lessor), on the days on which such amounts would be payable under this Lease in the absence of such termination, re-entry or repossession, as agreed current damages and not as a penalty: all Fixed Rent, Additional Rent and other sums which would be payable under this Lease by the Lessee, in the absence of such termination, re-entry or repossession, and all costs (including attorneys' fees and expenses) incurred by the Lessor hereunder (payable on demand) and all costs of any environmental remediation pursuant to Section 8.03.

         (h) To the extent permitted by Law, at such time after the termination or expiration of this Lease if the Lessee has paid all amounts required to be paid by it under this Lease and the other Operative Documents and the Lessee has discharged any and all obligations to the Lessor, the Certificate Holders and the Note Holders, then the Lessor shall pay and assign to the Lessee, when received, the net proceeds, if any, of any reletting effected for the account of the Lessee pursuant to Section 9.02(e), and any residual interest in any Property after deducting from such proceeds all of the Lessor's expenses in connection with such reletting (including, but not limited to, all repossession costs, brokerage commissions, attorneys' fees and expenses, employees' expenses, alteration costs and expenses of preparation for such reletting and all costs of any environmental remediation pursuant to Section 8.03).

         (i) The Lessee may, at any time prior to exercise of any remedies by the Lessor hereunder, elect, by written notice to the Lessor and the Agent, to cure any Default, Event of Default or Non-Performance Event by purchasing the Lessor's interest


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in the Properties to the extent that such purchase would cure (to the Agent's sole satisfaction) a Default, Event of Default or Non-Performance Event and for an amount equal to the Termination Value for the Properties.

         Section 9.03 Lessee Default Repurchase Option. Notwithstanding the foregoing, if an Event of Default has occurred, the Lessee may within five (5) Business Days after the earliest of the Lessor's or Agent's notice of such occurrence thereafter pay to the Agent, on behalf of the Lessor, an amount equal to the Termination Value for the Properties in which event the Lessor will be obligated to convey its interest in the Properties to the Lessee in compliance with Section 5.04.

         Section 9.04 Payment on Default. Subject to Section 9.02(i), if an Event of Default has occurred, the Lessor will be entitled to recover from the Lessee, and the Lessee will pay to the Agent (on behalf of the Lessor) on demand, in lieu of all liquidated damages in respect of Fixed Rent beyond the date of such demand (but in addition to any claim for current damages in respect of Fixed Rent or Additional Rent and any other amounts due and payable to the Lessor hereunder prior to the date of such demand), at any time after termination of the Term of this Lease or re-entry or repossession of the Properties, an amount equal to the Termination Value for the Properties, in which event the Lessor will be obligated to convey its interest in the Property to the Lessee in compliance with Section 5.04.

         Section 9.05 Additional Rights. (a) No right or remedy hereunder will be exclusive of any other right or remedy, but will be cumulative and in addition to any other right or remedy hereunder or under the other Operative Documents or now or hereafter existing at Law or in equity and the exercise by the Lessor or the Agent of any one or more of such rights, powers or remedies will not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein will not constitute a waiver or relinquishment thereof for the future. Receipt by the Lessor (or by the Agent on behalf of the Lessor) of any Fixed Rent, Additional Rent, Residual Value Amount, Termination Value or other sum payable hereunder or under any other Operative Document with knowledge of the breach by the Lessee of any provision hereof will not constitute a waiver of such breach, and no waiver by the Lessor of any provision hereof will be deemed to have been made unless made in writing. The Lessor will be entitled to injunctive relief in case of the violation or attempted or threatened violation of any of the provisions hereof, a decree compelling performance of any of the provisions hereof or any other remedy allowed to the Lessor at Law or in equity.

         (b) Except as otherwise provided in Section 9.03, the Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all

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kinds to the extent permitted by applicable Law, (i) any right and privilege which they may have under any applicable Law or otherwise to redeem any Property or any portion thereof or to have a continuance of this Lease after termination of the Lessee's right of occupancy by Law or by any legal process or writ, or under the terms of this Lease, or after the termination of the Term of this Lease as herein provided and (ii) the benefits of any Law which exempts property from liability for debt or for distress for rent.

         (c) Subject to Section 9.02(i), if an Eve nt of Default exists hereunder, the Lessee shall pay to the Agent (on behalf of the Lessor) on demand all fees and out-of-pocket expenses incurred by the Lessor in enforcing its rights under this Lease, including attorneys' fees and expenses.

                                   ARTICLE X

                                   SURRENDER

         Section 10.01 Return of Property. If upon the expiration or termination of the Term or the termination of the Lessee's possession of the Properties the Lessee or its designee has not purchased the Lessor's interest in the Properties as provided hereunder, the Lessee sha ll surrender the Properties including all Improvements and Alterations thereon in accordance with all of the provisions of this Article X.

         Section 10.02 Condition; No Liens. (a) The Lessee shall surrender (i) each of the Properties and the remaining Alterations in good operating condition and with the efficiency and utility such Property had upon the commencement of the Term and such Alterations had upon the addition thereof, except as repaired, rebuilt, renovated, altered, added to or built as permitted or required under this Lease and the other Operative Documents and except for ordinary wear and tear, and (ii) each of the Properties with the remaining useful life such Property had upon the commencement of the Term less the number of years in the Term then expired. To the extent that any Property is, or any portion thereof is, not in compliance with this Section 10.02(a) upon expiration or termination of the Lease (except as a consequence of a Casualty or Condemnation, as to which Article VII applies), the Lessee shall pay to the Agent (on behalf of the Lessor) such additional amounts as are required to place such Property in compliance therewith.

         (b) The Lessee shall surrender each of the Properties to the Lessor free and clear of all Liens, easements, consents and restrictive covenants and agreements affecting such Property other than Permitted Encumbrances.

         Section 10.03 Environmental Compliance. The Lessee shall surrender the Properties in a condition such that it is in compliance with all applicable


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Environmental Laws then enacted and all regulations then proposed to the extent such regulations contain retroactive requirements (regardless or whether the deadline for such compliance would otherwise expire after the end of the Term). Nothing contained in this Article X will relieve or discharge or in any way affect the obligation of the Lessee to cure promptly pursuant to this Lease any violations of Legal Requirements referred to in this Lease, or to pay and discharge any Liens and Taxes against any Property, subject, however, to the right of the Lessee to contest the same pursuant to the provisions of Sections 6.01(b) and 12.09. The Lessee shall cooperate, to the fullest extent permitted by Law, with the Lessor, its subsequent lessees, operators or purchasers to effect the transfer of all of the Lessee's Consents and Permits for each Property to such Persons.

         Section 10.04 Removal of Other Property. The Lessee, at its sole cost and expense, shall remove from the Properties on or prior to expiration or termination of this Lease, all property situated thereon that is not owned by the Lessor or leased to the Lessor pursuant to the Ground Lease and shall repair any damage caused by such removal and shall restore each Property to the condition and working order (or reasonable equivalent thereof) in which it existed immediately prior to the installation or removal of such property, except for ordinary wear and tear. The Lessee shall indemnify and hold harmless the Lessor, its successors and assigns against any loss, liability, cost, expense, penalty or claim arising out of the Lessee's removal of such property from each Property including any environmental liability arising therefrom. Any such property of the Lessee not so removed will become the property of the Lessor, and the Lessor may cause such property to be removed and disposed of, and the cost of any such removal and disposition of the Lessee's property and of repairing any damage caused by such removal and of the restoration of any Property to the condition and working order (or reasonable equivalent thereof) in which it existed immediately prior to the installation or removal of such property, ordinary wear and tear excepted, will be borne by the Lessee.

         Section 10.05 Return Conditions. Upon the election of the Lessee to terminate this Lease pursuant to Section 3.03(a)(ii), or upon other termination of this Lease, provided that the Lessee or its designee does not purchase the Lessor's interest in the Properties, the Lessee shall provide, or cause to be provided or accomplished, at the sole cost and expense of the Lessee, to or for the benefit of the Lessor and the Holders of the Instruments, at least thirty
(30) days but not more than sixty (60) days prior to the Expiration Date or date of such other termination of this Lease each of the following (collectively, the "Return Conditions"):

                  (i) a copy of the Environmental Consultant's report, satisfactory in form and substance to the Agent, the Lessor, the Certificate Holders and the B-Note Holders, each in their reasonable discretion, to the effect tha t, among other things, (A) each Property is in compliance with all applicable Environmental Laws (irrespective of whether the deadline for such compliance would otherwise


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         expire after the Expiration Date) as determined by the Environmental
         Consultant and Special Counsel selected by the Agent; (B) each Property is free from all Hazardous Materials except those that are present in amounts or concentrations that could not reasonably be anticipated to give rise to a material liability for a removal or remediation and (C) there is no pending or overtly threatened litigation, investigation or other legal proceeding of any kind that could result in any liability under applicable Environmental Laws to any Note Holder, any Certificate Holder, the Agent or the Lessor or in the imposition of any Lien on any Property;

                  (ii) a report of the Appraiser or Independent Engineer chosen by the Lessor, satisfactory in scope and content to the Lessor, the Agent, the B-Note Holders and the Certificate Holders, each in their reasonable discretion, to the effect that (A) each Property has been maintained in accordance with the terms and conditions of this Lease and the other Operative Documents and the requirements of all Legal Requirements, Applicable Permits and prudent industry standards; (B) each Property meets or exceeds the original design specifications and functionality requirements, ordinary wear and tear excepted; and (C) no Condemnation or Casualty has occurred which has not been remedied in accordance with the terms of this Lease and the Operative Documents;

                  (iii) ALTA form of extended coverage owner's title insurance policy issued by the Title Company, marked "premium paid", in an aggregate amount equal to the lesser of (i) the maximum insurable amount or (ii) the aggregate principal amount of the B-Notes and Certificate Amount of the Certificates, subject only to Permitted Encumbrances and otherwise in form and substance satisfactory to the Certificate Holders, the B-Note Holders, the Agent, the Lessor and Special Counsel, to be delivered to the B-Note Holders, the Certificate Holders, the Lessor, the Agent and Special Counsel, together with copies of all documents relating to the Permitted Encumbrances referred to therein, showing record title of the Lessor in the leasehold estate of the Land, with respect to the California Property, a fee title of the Lessor in the Land, with respect to the Maryland Property, and a fee estate in the Improvements and also showing the Lessor as holder of any necessary easements or rights-of-way or similar property rights and containing such affirmative insurance and endorsements as the B-Note Holders, the Certificate Holders, the Lessor, the Agent and Special Counsel each requires;

                  (iv) all Fixed Rent and Additional Rent will have been paid in full through such expiration or termination of the Term;


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                  (v) at the Lessor's request, the Lessee shall remove, or cause the removal from each Property of, at the Lessee's sole expense, any inventory, fixtures, machinery, equipment or other property belonging to the Lessee or third parties in compliance with Section 10.04;

                  (vi) an Officer's Certificate (in form and substance satisfactory to the Agent, the Lessor, the Certificate Holders and the B-Note Holders) dated such date of termination of this Lease to the effect that no Alterations to any Property have resulted in a material and adverse effect on such Property's economic useful life or fair market value;

                  (vii) if directed to do so by the Lessor, the Lessee (at its expense) shall execute and deliver any and all further instruments, agreements and documents as may, in the reasonable opinion of the Lessor, be necessary to confirm the termination and expiration of this Lease and to acknowledge that the Lessee from the date of termination and expiration, ceases to have any interest in any Property under this Lease and to confirm the Lessor's ownership of the fee or leasehold interests or legal title (as appropriate) in or to the Properties;

                  (viii) an estoppel certificate from the Ground Lessor under the Ground Lease with respect to the California Property, in form and substance satisfactory to the Agent, the Lessor, the Certificate Holders and the B-Note Holders, together with evidence satisfactory to the Agent, the Lessor, the Certificate Holders and the B-Note Holders, each in their reasonable discretion, that the Lessor otherwise has title to, or other rights in respect of, each Property and other assets or rights as may be necessary or appropriate either (1) to occupy each Property or (2) to sell, lease, exchange, assign, encumber or otherwise dispose of each Property, in each case in conformity with all Legal Requirements, applicable Insurance Requirements, and contractual commitments binding on such Property, including any licenses, easements and rights-of-way;

                  (ix) a services agreement, in form and substance reasonably satisfactory to the Agent, the Lessor and the Lessee, pursuant to which the Lessee agrees to provide services, documents and other matters necessary or useful for the ownership and operation of the Properties for its Intended Use;

                  (x) receipt by the Agent of an agreement (the "Return Indemnity Agreement") executed by the Lessee and satisfactory in form and substance to all parties to the Participation Agreement, pursuant to which the Lessee (i) represents, warrants and covenants that the Return Conditions have been satisfied and will remain satisfied through and immediately after the Expiration Date and (ii) agrees to indemnify and hold harmless the Lessor, the Agent and the


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         B-Note Holders and the Certificate Holders against any loss, cost, expense, (including fees and expenses of legal counsel, accountants and other professionals), tax, penalty or other liability of any kind incurred as a consequence of the falsity or breach of the representations, warranties and covenants of the Lessee described in clause (i) above, subject to the limitations set forth in Section 6.03 of the Participation Agreement. The rights of Lessor under the Return Indemnity Agreement will be assignable to any purchaser of all or any part of any Property (or any other successor or assignee of the Lessor);

                  (xi) evidence reasonably satisfactory to the Agent, the Lessor, the Certificate Holders and the B-Note Holders that the Property constitutes a separate and independent lot for all zoning, subdivision and taxing purposes under applicable Law; and

                  (xii) an unconditional offer from the Lessee to the Lessor to purchase from the Lessee the Equipment Collateral at a price equal to the boxed and crated value of the Equipment Collateral on the loading dock, net of de-installation and crating expense.

         Section 10.06 Survival. The obligations of the Lessee under this
Article X will survive the expiration or any termination of the Term of this Lease (whether by operation of Law or otherwise) for all matters described in this Article X which occur or arise prior to such expiration or termination or arise out of or result from facts, events, claims, liabilities, actions or conditions occurring, arising or existing on or before such expiration or termination.

                                   ARTICLE XI

                            SECURITY; LESSOR WAIVERS

         Section 11.01 Characterization. It is the intention of the parties that the Lessee shall treat this Lease, for accounting purposes, as an operating lease, and for all other purposes, including federal, state and local income Tax, and commercial law and bankruptcy purposes, it is the intention of the parties hereto that (i) this Lease and the corresponding Lease Supplement be treated as either a mortgage, assignment of rents and security agreement or a deed of trust, assignment of rents and security agreement and financing statement or similar instrument with a POWER OF SALE (the "Lessee Mortgage") from the Lessee, as mortgagor, to the Lessor, and that the Lessee, as grantor, hereby has mortgaged, given, granted, bargained, sold alienated, enfeoffed, conveyed, confirmed and assigned, WITH POWER OF SALE, and by these presents does mortgage, give, grant, bargain, sale, alienate, enfeoff, convey, confirm and assign WITH POWER OF SALE unto the Lessor, as mortgagee, a first and paramount Lien on the


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Lessee's right, title and interest in the Mortgaged Property (as defined in the applicable Lease Supplement), (ii) the Lessee Mortgage will secure the payment and performance of the Secured Obligations, (iii) all payments of Fixed Rent and Additional Rent shall be treated as payment of interest on the Secured Obligations, and all payments of Termination Value and Residual Value Amount shall be treated as payment of principal of the Secured Obligations, (iv) the Lessor shall have all of the rights, powers and remedies of a mortgagee and/or secured party available under applicable Law to take possession of and sell (whether by judicial foreclosure, power of sale or otherwise) the Mortgaged Property, (v) the effective date of the Lessee Mortgage will be the date of the applicable Lease Supplement and (vi) the reference to Section 11.01 and the recording of the applicable Lease Supplement shall be deemed to be the recording of the Lessee Mortgage.

         Section 11.02 Security Agreement. This Lease shall also be a security agreement from the Lessee, as debtor, to the Lessor, as secured party, securing the Secured Obligations, encumbering all personal property comprising the Mortgaged Property, whether now owned or hereafter acquired and all proceeds therefrom, all as more particularly described in the Lease Supplement applicable to each Property.

         Section 11.03 Lessor Waivers. The Lessor acknowledges the right of the Lessee and any assignee or sublessee permitted pursuant to Section 5.01 or
Section 5.04 to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements (provided such improvements constitute Severable Alterations) and all other personal property located on, at, or under any Property, other than the Equipment Collateral and the Improvements, and the Lessor agrees, so long as no Event of Default, Non-Performance Event or Environmental Trigger has occurred and be continuing, to execute, at the expense of the Lessee, lessor waiver forms (including landlord waivers) in favor of any purchase money seller, lessor or lender which has financed or provided or may finance or provide in the future such items of personal property, such waivers shall bee in form and substance reasonably satisfactory to the Lessor.

                                  ARTICLE XII

                                 MISCELLANEOUS

         Section 12.01 Notices, Demands and Other Instruments. All notices, demands, offers, consents, approvals, instructions, requests and other communications given pursuant to this Lease will be sent to the parties hereto at the addresses set forth on Schedule I to the Participation Agreement and will be given in the manner and shall be effective at the times and under the terms set forth in Section 9.02 of the Participation


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Agreement. The Lessee shall send to the Agent copies of all notices, demands, offers, consents, advices and other instruments hereunder sent to the Lessor.

         Section 12.02 No Default Certificate. Each party hereto will, at the reasonable request of the other party hereto, deliver to such other party a certificate stating whether such first party has knowledge that, or has received notice from any Person that, any Casualty, Condemnation, Default, Event of Default, Environmental Event or Non-Performance Event has occurred and is continuing.

         Section 12.03 Severability. Except as expressly provided otherwise in this Lease, each provision hereof will be separate and independent and the breach of any such provision by the Lessee, or a breach of any obligation hereunder by the Lessor, will not discharge or relieve the Lessee from its obligations to perform each and every covenant to be performed by the Lessee hereunder. If any provision hereof or the application thereof to any Person or circumstance will be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, will not be affected thereby, and each provision hereof will be valid and will be enforceable to the extent permitted by Law.

         Section 12.04 Binding Effect; Amendments. All provisions contained in this Lease will be binding upon, inure to the benefit of and be enforceable by, the respective permitted successors and assigns of the Lessor and the Lessee to the same extent as if each successor and assignee were named as a party hereto. The Lessee may not assign its rights hereunder or any interest (by operation of law or otherwise) herein without the prior written consent of the Lessor. Subject to the provisions of Section 2.03 of this Lease and the other Operative Documents, the Lessor may assign all or any portion of any Property and/or its rights under this Lease. All amendments, waivers, consents or approvals arising pursuant to this Lease will be consummated in accordance with the Participation Agreement. Any amendment, waiver, consent or approval made otherwise than as expressly permitted by this Section 12.04 will be null and void.

         Section 12.05 Governing Law. THIS LEASE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NEW YORK,


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WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, WILL GOVERN THE CREATION, TERMS
AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY AND/OR ANY LEASE SUPPLEMENT, BUT THE LIEN CREATED HEREBY AND/OR ANY LEASE SUPPLEMENT AND THE CREATION AND THE ENFORCEMENT OF SAID LIEN WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

         Section 12.06 Counterparts. The parties may sign this Lease in any number of counterparts and on separate counterparts, each of which will be an original but all of which when taken together will constitute one and the same instrument, except that, if this Lease constitutes "chattel paper" within the meaning of the UCC only one counterpart stamped or marked "COUNTERPART NUMBER ONE" or "COUNTERPART NUMBER l" will constitute, to the extent applicable, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial Code in effect in any jurisdiction.

         Section 12.07 No Recourse. No recourse will be had against the Lessor, the Agent, the Proceeds Trustee, any Certificate Holder or any Note Holder or their respective successors, assigns, controlling persons, directors, officers, partners, employees, agents or shareholders, and their successors and assigns for any claim based on any failure by the Lessor in the performance or observance of any of the agreements, covenants or provisions contained in this Lease or any Lease Supplement and in the event of any such failure, recourse will be had solely against the Properties; provided, however, that nothing contained in this Lease shall be taken to prevent enforcement of this Lease or of any claim against the Lessor or any other Person arising out of or in connection with this Lease based on fraud, gross negligence or willful misconduct of the Lessor or such other Person.

         Section 12.08 Lessor's Right to Cure Lessee's Default. If the Lessee fails to make any payment or perform any act required to be made or performed under this Lease, the Lessor, without waiving any default or releasing Lessee from any obligation, may (but will be under no obligation to) make such payment or perform such act for the account and at the cost and expense of the Lessee, and may enter upon the Property or any portion thereof for such purpose and take all such action thereon as, at the Lessor's sole discretion, may be necessary or appropriate therefor. No such entry will be deemed an eviction of the Lessee or a breach of the Lessor's covenant for quiet possession pursuant to Section 2.03. All sums so paid by the Lessor and all costs and expenses (including reasonable attorneys' fees and expenses so incurred, together with interest thereon at the Default Rate to the extent permitted by Law) will be paid by the Lessee to the Agent (on behalf of the Lessor) on demand as Additional Rent.


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         Section 12.09 Lessee's Right to Contest Real Property Taxes. The
Lessee, at its own cost and expense and in compliance with Section 6.01(c), will have the sole right, at any time, to seek, in good faith, a reduction in the assessed valuation of any Property or any portion thereof or to contest, in good faith, any real or personal property taxes for any Property or any portion thereof or to contest, in good faith, any dues, fees or assessments payable under the Participation Agreement. The Lessor will cooperate with, but shall not be required to join in, any proceeding or contest brought by the Lessee unless the provisions of any Legal Requirement require that the proceeding or contest be brought by or in the name of the owner of the applicable Property, provided that the Lessor shall not be required to so cooperate unless all reasonable costs and expenses of the Lessor in connection therewith are paid or reimbursed by the Lessee. In that case the Lessor joins in the proceeding or contest or permits it to be brought in the Lessor's name as long as the Lessee reimburses the Lessor for any and all costs and expenses reasonably incurred by the Lessor in connection therewith. The Lessee, on a final non-appealable determination of the proceeding or contest, shall immediately pay, discharge and satisfy any decision or judgment rendered, together with all costs, interest and penalties incidental to the decision or judgment.

         Section 12.10 Limitations on Amounts Payable. Notwithstanding anything to the contrary contained in this Lease or any of the other Operative Documents, the amounts which the Lessee is obliged to pay, as Fixed Rent pursuant to this Lease and the other Operative Documents, and the amounts which the Lessor, the Agent, the Certificate Holders and the Note Holders are entitled to receive as Fixed Rent pursuant to this Lease and the other Operative Documents, are subject to limitations pursuant to Section 9.17 of the Participation Agreement.

         Section 12.11 Payments to the Agent. The Lessee hereby acknowledges, and the Lessor hereby directs, that all payments of Fixed Rent, Additional Rent and other sums due to the Lessor hereunder will be made to the Agent (on behalf of the Lessor), to the account specified for the Agent in Schedule I to the Participation Agreement.

         Section 12.12 Remaining Moneys. Except as otherwise provided for herein or in the Participation Agreement, any and all moneys remaining, and all residual interests in the Properties after all payments of interest on and principal of the Notes, and all payments of current yield on and the Certificate Amount of the Certificates, all payments of other sums due to the parties entitled thereto under the Operative Documents, have been made in accordance with the Operative Documents, will be paid and assigned to the Lessee.

         Section 12.13 Waiver of Trial by Jury. IN ANY ACTION OR PROCEEDING UNDER OR RELATED TO THIS LEASE, THE OPERATIVE DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR


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AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH
THE FOREGOING, THE LESSOR AND THE LESSEE HEREBY AGREE THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY, IRRESPECTIVE OF WHICH PARTY COMMENCES SUCH ACTION OR PROCEEDING.

         Section 12.14 Exculpation of the Lessor. It is expressly agreed, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Lessor are made and intended not as personal representations, warranties, covenants, undertakings and agreements by the Lessor, or for the purpose or with the intention of binding the Lessor, personally, but are made and intended for the purpose of binding only the Trust Estate and this Lease is executed and delivered by the Lessor not in its own right but solely in the exercise of the powers expressly conferred upon it as Trustee; and no personal liability or personal responsibility is assumed by or will at any time be asserted or enforceable against the Lessor on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of the Lessor, either expressed or implied herein, all such personal liability, if any, being expressly waived and released by the Lessee and by all Persons claiming by, through or under it, and that all recourse against the Lessor under this Lease will be limited to the Trust Estate.

         Section 12.15 No Merger of Title. There will be no merger of this Lease nor of the leasehold estate created by this Lease with the ownership of any Property or the Alterations by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Lease or the leasehold estate created by this Lease or any interest in this Lease or interest in the fee or leasehold ownership of any Property or the Alterations and no such merger will occur unless and until all Persons having any interest in (x) the leasehold estate created by this Lease and (y) the ownership of such Property or the Alterations, or any portion thereof, join in a written instrument effecting such merger and duly record the same.

         Section 12.16 Registered Instrument. (a) This Lease is a registered instrument. The Lessee will keep a record of ownership (the "Record of Ownership") in which it will register, and will register any transfer of, the Lessor's interest in this Lease and in the rights to receive any payments hereunder.

         (b) No transfer by the Lessor (whether or not with the Lessee's consent) of any interst in this Lease or in the rights to receive any payments hereunder shall be permitted or effective unless such transfer is made upon the Lessee's Record of Ownership. Prior to entry by the Lessee into the Lessee's Record of Ownership of any transfer by the Lessor as provided in this Section 12.16, the Lessee shall deem and treat the Lessor as the owner of this Lease for all purposes, provided that the Lessee shall


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register each such transfer promptly upon the occurrence thereof and shall provide the Lessor with evidence thereof immediately upon written request.


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         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed by their respective Officers thereunto duly authorized as of the date hereof.

                              LESSOR:

                              WELLS FARGO BANK NORTHWEST,
                              NATIONAL ASSOCIATION, not in its
                              individual capacity but solely as Trustee of RAC DISTRIBUTION STATUTORY
                              TRUST


                              By:_____________________________________
                                 Name:
                                 Title:



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STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

     On this day of               , 2001, before me personally came
                               , to me known, who, being by me duly sworn, did
depose and say that he is of Wells Fargo Bank Northwest, National Association, the national banking association described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.



                                         ______________________________
                                                  Notary Public

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                                   LESSEE:

                                   RITE AID REALTY CORP.

                                   By:________________________________
                                      Name:
                                      Title:

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STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

      On this day of             , 2001, before me personally came
                              , to me known, who, being by me duly sworn, did
depose and say that he is of Rite Aid Realty Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                                  ______________________________
                                                          Notary Public

                                                                      Schedule A
                                                                    to the Lease


                                   Exhibit A

                            Form of Lease Supplement

                            [Previously distributed]